Lincoln Life Variable Annuity Account Q group variable annuity contracts

Home office:                             Servicing Office:
Lincoln National Life Insurance Co.      Lincoln National Life Insurance Co.
1300 South Clinton Street                P.O. Box 9740
Fort Wayne, Indiana 46802                Portland, Maine 04104

                                   Account Q

This Prospectus describes the group variable annuity contracts and individual certificates that are issued by Lincoln National Life Insurance Company (Lin-coln Life). They are for use with certain qualified retirement plans. General-ly, neither the contractowner nor the individual participant pays federal in-come tax on the contract's growth until it is paid out. The contract is de-signed to accumulate account value and, as permitted by the plan, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the em-ployer if requested; each participant receives a certificate. Under an unallo-cated contract, the employer or an administrator performs participant account-ing. Allocated and unallocated contracts have different features.

All contributions for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the partici-pant takes all the investment risk on the account value and the retirement in-come. If the selected subaccounts make money, account value goes up; if they do not, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the funds or series will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees investment in the contract.

The available subaccounts, and the funds and series, in which they invest are listed below. The contractowner decides which of these subaccounts are avail-able under the contract for participant allocations. For more information about the investment objectives, policies and risks of the funds and series, please refer to the Prospectus for the funds and series.

Lincoln National Aggressive Growth Fund, Inc.

Lincoln National Bond Fund, Inc.
Lincoln National Capital Appreciation Fund, Inc.

Lincoln National Equity-Income Fund, Inc.
Lincoln National Global Asset Allocation Fund, Inc.

Lincoln National Growth and Income Fund, Inc.
Lincoln National International Fund, Inc.

Lincoln National Managed Fund, Inc.
Lincoln National Money Market Fund, Inc.

Lincoln National Social Awareness Fund, Inc.
Lincoln National Special Opportunities Fund, Inc.

Delaware Group Premium Fund, Inc.:

  Global Bond Series


  Growth & Income Series (formerly Decatur Total   Return)

  Trend Series


BT Insurance Funds Trust:

  Equity 500 Index Fund

  Small Cap Index Fund

Baron Capital Asset Fund Trust (Insurance Class)

Fidelity Variable Insurance Product Fund:


  VIP Growth

Fidelity Variable Insurance Product Fund II:  VIP II Contrafund

Janus Aspen Series, Worldwide Growth Fund

Neuberger Berman Advisors Management Trust (AMT):   AMT Partners Fund

  AMT Mid-Cap Growth Fund

This Prospectus gives you information about the contracts that contractowners and participants should know before investing. Please review the prospectuses for the funds and series that are attached, and keep the prospectuses for ref-erence.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) has more information about the con-tracts. Its terms are made part of this Prospectus. For a free copy, write:
Lincoln National Life Insurance Company, P.O. Box 9740, Portland, Maine, 04104, or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 1999

                                   Account Q
Table of contents

                                             Page
-------------------------------------------------
Special terms                                  2
-------------------------------------------------
Expense tables                                 3
-------------------------------------------------
Summary                                        7
-------------------------------------------------
Condensed financial information                9
-------------------------------------------------
Financial statements                          10
-------------------------------------------------
Lincoln National Life Insurance Co.           10
-------------------------------------------------
Variable annuity account (VAA)                10
-------------------------------------------------
Fixed side of the contract                    10
-------------------------------------------------
Investments of the variable annuity account   11
-------------------------------------------------
Charges and other deductions                  14
-------------------------------------------------
The contracts                                 16
-------------------------------------------------

                                                          Page
--------------------------------------------------------------
Annuity payouts                                            21
--------------------------------------------------------------
Federal tax matters                                       22
--------------------------------------------------------------
Voting rights                                             26
--------------------------------------------------------------
Distribution of the contracts                              26
--------------------------------------------------------------
Return privilege                                          26
--------------------------------------------------------------
State regulation                                          26
--------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program  27
--------------------------------------------------------------
Records and reports                                       27
--------------------------------------------------------------
Other information                                         27
--------------------------------------------------------------
Statement of additional information
table of contents for VAA                                 29
--------------------------------------------------------------

For a free copy of the SAI please see page one of this booklet.

Special Terms

(We have italicized the special terms that have special meaning throughout this Prospectus)

Account or variable annuity account (VAA) -- The segregated investment account, Account Q, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit -- A measure used to calculate account value for the variable side of the contract.

Annuitant -- The person on whose life the annuity benefit payments made after the annuity commencement date are based.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under an annuity payout option.

Annuity payout -- An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person or entity designated by a non-ERISA 430(b) plan participant or an annuitant to receive any death benefit payable on the death of the participant or annuitant.

Contractowner (you, your, owner) -- The party named on the group annuity contract (for example, an employer, or retirement plan trust, an association, or other entity allowed by law).

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies before his or her annuity commencement date.

Lincoln Life (we, us, our) -- Lincoln National Life Insurance Company.

Participant -- A person defined as a participant in the plan, who has enrolled under a contract and, under an allocated group contract, on whose behalf Lincoln Life maintains an account value.

Participant Year -- Each 12 month period starting with the date a participant enrolls under a contract and each participant year after that.

Plan -- The retirement program that an Employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a particular fund or series available under the contracts. There is a separate subaccount which corresponds to each fund or series.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

                                   Account Q
Expense tables

Summary of Contractowner or Participant expenses:

  The maximum surrender charge (contingent deferred sales charge) (as a percentage of account value withdrawn): 6%

Annual Contract Fee:

  Per participant/contractowner (allocated contract): $25

The surrender charge percentage is reduced over time. The later the withdrawal occurs, the lower the surrender charge percentage with respect to that withdrawal. We may waive or reduce these charges in certain situations. See Charges and other deductions.

--------------------------------------------------------------------------------

VAA annual expenses for Account Q subaccounts:
(as a percentage of average account value):

---------------------------------------------------
"Standard" Mortality and expense risk charge  1.00%
"Breakpoint",
 Mortality and expense risk charge*            .75%

--------------------------------------------------------------------------------

*Only certain contracts or plans are eligible for a breakpoint charge. See Charges and other deductions.

Annual expenses of the funds and series for the year ended December 31, 1998

(as a percentage of each fund's and series' average net assets):

                             Management     12b-1     Other        Total
                             fees       +   fees  +   expenses =   expenses
-------------------------------------------------------------------------------
 1. Aggressive Growth (AG)   0.73           0.00      0.08         0.81
-------------------------------------------------------------------------------
 2. Bond (B)                 0.44           0.00      0.13         0.57
-------------------------------------------------------------------------------
 3. Capital Appreciation
 (CA)                        0.75           0.00      0.08         0.83
-------------------------------------------------------------------------------
 4. Equity-Income (EI)       0.72           0.00      0.07         0.79
-------------------------------------------------------------------------------
 5. Global Asset Allocation
 (GAA)                       0.72           0.00      0.19         0.91
-------------------------------------------------------------------------------
 6. Growth and Income (GI)   0.31           0.00      0.04         0.35
-------------------------------------------------------------------------------
 7. International (I)        0.79           0.00      0.14         0.93
-------------------------------------------------------------------------------
 8. Managed (M)              0.36           0.00      0.03         0.39
-------------------------------------------------------------------------------
 9. Money Market (MM)        0.48           0.00      0.11         0.59
-------------------------------------------------------------------------------
10. Social Awareness (SA)    0.34           0.00      0.04         0.38
-------------------------------------------------------------------------------
11. Special Opportunities
 (SO)                        0.36           0.00      0.06         0.42
-------------------------------------------------------------------------------
12. Delaware Growth &
 Income (DGI)/1/             0.60           0.00      0.11         0.71
-------------------------------------------------------------------------------
13. Global Bond (GB)/1/**    0.68           0.00      0.17         0.85
-------------------------------------------------------------------------------
14. Trend (T)/1/             0.75           0.00      0.10         0.85
-------------------------------------------------------------------------------
15. Equity 500 Index
 (E500)/2/**                 0.20           0.00      0.10         0.30
-------------------------------------------------------------------------------
16. Small Cap Index
 (SC)/2/**                   0.35           0.00      0.10         0.45
-------------------------------------------------------------------------------
17. Capital Asset
 (CAT)/4/**                  1.00           0.25      0.20         1.45
-------------------------------------------------------------------------------
18. VIP II Contrafund
 (VC)/5/**                   0.59           0.10      0.11         0.80
-------------------------------------------------------------------------------
19. VIP Growth (VG)/5/**     0.59           0.10      0.11         0.80
-------------------------------------------------------------------------------
20. Aspen Worldwide Growth
 (WWG)/6/**                  0.65           0.00      0.07         0.72
-------------------------------------------------------------------------------
21. AMT Partners (P)         0.78           0.00      0.06         0.84
-------------------------------------------------------------------------------
22. AMT Mid-Cap Growth
 (MG)/3/**                   0.85           0.00      0.15         1.00

--------------------------------------------------------------------------------

**After waivers and/or reimbursements.

                                 Account Q

Voluntary fee reimbursements:

The following funds voluntarily waive expenses to the extent necessary to maintain a maximum total expense ratio.

/1/The investment adviser for the Growth & Income Series (formerly Decatur
  Total Return Series) and the Trend Series is Delaware Management Company, Inc. The investment advisor for the Global Bond Series is Delaware International Advisers Ltd. Effective May 1, 1999 through October 31, 1999, the investment advisers for the Series of the Delaware Group Premium Fund have voluntarily agreed to waive their management fees and reimburse each series for expenses to the extent that total expenses will not exceed 0.80% for the Growth & Income Series, 0.85% for the Trend Series and the Global Bond Series. In addition the management fees for the Growth and Income will not exceed 0.60%. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 1999. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to the fund. Pursuant to a vote of the fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999. Without the reimbursements or waivers total expenses for each Series for year ended 12/31/98 would have been--Global Bond, 0.92%, Trend, 0.85%.

/2/Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the Advisor, the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so the Fund's total operating expenses will not exceed 0.45% of average daily net assets.


/3/Neuberger Berman Management Inc. (NBMI) (the Advisor) has voluntarily undertaken to reimburse certain operating expenses including compensation to Neuberger Berman and excluding taxes interest, extraordinary expenses, brokerage commissions and transaction costs that exceed in the aggregate, 1.0% of, the AMT Mid-Cap Growth Portfolio's average daily net asset value. These expense reimbursement agreements are subject to termination upon 60 days written notice and there can be no assurance that these policies will be continued thereafter without the reimbursement for the portfolio for year ended 12/31/98 total expenses for the fund would have been 1.43%.

Contractual fee reimbursements:

The following Funds contractually waive the management fee to the extent necessary to maintain a maximum total expense ratio.

/4/The advisor (BAMCO, Inc.) is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the fund, 1.35% for fund assets over $250 million, and 1.25% for fund assets over $500 million. Without the expense limitations, total operating expenses for the fund for the period October 1, 1998 through December 31, 1998 would have been 7.62%.

/5/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or Fidelity Management & Research Company ("FMR") on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.75% for VIP II Contrafund and VIP Growth.

/6/All expenses are stated with contractual waivers and fee reductions by the Advisor, Janus Capital. Fee reductions for the Janus Aspen Worldwide Growth Portfolio reduce the management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without the reimbursements or waivers total expenses for the fund for the year ended 12/31/98 would have been 0.74%.

                                 Account Q

Examples
(expenses of the subaccounts and the funds and series):

If you make a full withdrawal at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                1 year              3 years             5 years            10 years
          ------------------- ------------------- ------------------- -------------------
          Standard Breakpoint Standard Breakpoint Standard Breakpoint Standard Breakpoint
-----------------------------------------------------------------------------------------
 1. AG      $80       $78      $123      $117      $157      $147      $213      $191
-----------------------------------------------------------------------------------------
 2. B        78        76       115       109       142       132       181       159
-----------------------------------------------------------------------------------------
 3. CA       81        79       124       118       158       148       215       193
-----------------------------------------------------------------------------------------
 4. EI       80        78       122       117       156       146       211       189
-----------------------------------------------------------------------------------------
 5. GAA      81        79       126       120       161       152       223       202
-----------------------------------------------------------------------------------------
 6. GI       76        74       110       102       134       121       163       134
-----------------------------------------------------------------------------------------
 7. I        81        80       126       121       162       153       226       204
-----------------------------------------------------------------------------------------
 8. M        77        75       112       106       137       127       170       148
-----------------------------------------------------------------------------------------
 9. MM       78        76       116       110       145       135       188       166
-----------------------------------------------------------------------------------------
10. SA       76        74       111       105       135       125       166       143
-----------------------------------------------------------------------------------------
11. SO       77        75       112       106       137       127       170       148
-----------------------------------------------------------------------------------------
12. DGI      79        77       120       114       152       142       202       180
-----------------------------------------------------------------------------------------
13. GB       81        79       124       118       159       149       217       195
-----------------------------------------------------------------------------------------
14. T        80        78       123       117       157       147       213       191
-----------------------------------------------------------------------------------------
15. E500     75        74       108       102       131       121       157       134
-----------------------------------------------------------------------------------------
16. SC       77        75       113       107       139       129       174       151
-----------------------------------------------------------------------------------------
17. CAT      86        84       141       135       187       178       279       259
-----------------------------------------------------------------------------------------
18. VC       78        77       117       111       147       137       191       169
-----------------------------------------------------------------------------------------
19. VG       79        77       119       113       150       140       199       177
-----------------------------------------------------------------------------------------
20. WWG      79        78       120       115       152       142       203       181
-----------------------------------------------------------------------------------------
21. P        81        79       124       118       158       148       216       194
-----------------------------------------------------------------------------------------
22. MG       82        80       128       123       166       156       233       212

--------------------------------------------------------------------------------

                                 Account Q

If you do not withdraw account value or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                1 year              3 years             5 years            10 years
          ------------------- ------------------- ------------------- -------------------
          Standard Breakpoint Standard Breakpoint Standard Breakpoint Standard Breakpoint
-----------------------------------------------------------------------------------------
 1. AG       18        16        57        51        98        88       213       191
-----------------------------------------------------------------------------------------
 2. B        15        13        48        42        83        72       181       159
-----------------------------------------------------------------------------------------
 3. CA       19        17        58        51        99        89       215       193
-----------------------------------------------------------------------------------------
 4. EI       18        16        56        50        97        87       211       189
-----------------------------------------------------------------------------------------
 5. GAA      19        17        60        54       103        93       223       202
-----------------------------------------------------------------------------------------
 6. GI       14        11        43        35        74        61       163       134
-----------------------------------------------------------------------------------------
 7. I        20        18        61        54       104        94       226       204
-----------------------------------------------------------------------------------------
 8. M        14        12        45        39        78        67       170       148
-----------------------------------------------------------------------------------------
 9. MM       16        14        50        44        86        76       188       166
-----------------------------------------------------------------------------------------
10. SA       14        12        44        37        76        65       166       143
-----------------------------------------------------------------------------------------
11. SO       14        12        45        39        78        67       170       148
-----------------------------------------------------------------------------------------
12. DGI      17        15        54        48        93        82       202       180
-----------------------------------------------------------------------------------------
13. GB       19        17        58        52       100        82       217       180
-----------------------------------------------------------------------------------------
14. T        18        16        57        51        98        88       213       191
-----------------------------------------------------------------------------------------
15. E500     13        11        41        35        71        61       157       134
-----------------------------------------------------------------------------------------
16. SC       15        13        46        40        79        69       174       151
-----------------------------------------------------------------------------------------
17. CAT      25        23        76        70       131       121       279       259
-----------------------------------------------------------------------------------------
18. VC       16        14        51        45        88        77       191       169
-----------------------------------------------------------------------------------------
19. VG       17        15        53        47        91        81       199       177
-----------------------------------------------------------------------------------------
20. WWG      18        15        54        48        93        83       203       181
-----------------------------------------------------------------------------------------
21. P        19        17        58        52       100        89       216       194
-----------------------------------------------------------------------------------------
22. MG       20        18        63        57       108        97       233       212

--------------------------------------------------------------------------------

We provide these examples, to help you understand the direct and indirect costs and expenses of the contract.

For more information, see Charges and other deductions in this Prospectus and in the Prospectuses for the funds and series. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account, currently, there is no charge. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

                                 Account Q

Summary

What kind of contract is this? It is a group annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are the contract's investment choices? Based upon instructions, the VAA applies contributions to buy shares in one or more of the funds or series:
Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness, Special Opportunities, Delaware Growth & Income (formerly known as Decatur Total Return), Global Bond, Trend, Equity 500 Index, Small Cap Index, Capital Asset, VIP II Contrafund, VIP Growth, Worldwide Growth, Partners, and MidCap Growth.

In turn, each fund or series holds a portfolio of securities consistent with its investment policy. See Investments of the variable annuity accounts Description of the fund and series.

Who invests my money? The investment advisor for the Lincoln funds is Lincoln Investment Management, Inc. (Lincoln Investment), Fort Wayne, Indiana. The investment advisor for the Trend Series and Decatur Total Return Series is Delaware Management Company, Inc. (Delaware Management), and the investment manager of the Global Bond Series is Delaware International Advisers Ltd., an affiliate of Delaware Management, Philadelphia, Pennsylvania. Each is an indirect subsidiary of Lincoln National Corporation (LNC), and registered as an investment advisor with the SEC. The investment advisor for the Equity 500 Index Fund and the Small Cap Index Fund is Bankers Trust Company, New York, New York. The investment advisor for the Capital Asset Fund is BAMCO, Inc., New York, New York. The investment advisor for the Aspen Worldwide Growth Fund is Janus Capital Corp., Denver, Colorado. The investment advisor for the AMT Partners and AMT Mid-Cap Growth Fund is Neuberger Berman Management, Inc., New York, New York. The investment advisor for the Variable Insurance Products Fund
(VIP) and Variable Insurance Products Fund (VIP II) is Fidelity Management & Research Company, Boston, Massachusetts. See Investments of the variable annuity account and Investment advisors.

How does the contract work? If we approve the application, we will send the contractowner a contract. When participants make contributions during the accumulation phase, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units into annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The contracts and other deductions.

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 6%, depending upon how many contract years the participant has been in the contract. We may waive the surrender charge in certain situations. See charges and other deductions--surrender charge.

Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.002% to the daily net asset value of the VAA. Contracts issued for plans meeting certain eligibility requirements will generally impose a lower (breakpoint) annual charge of .75%. See Charges and other deductions.

Each fund and series pays a management fee based on its average daily net asset value. See Investments of the variable annuity account--Investment advisor. Each fund and series also has additional operating expenses. These are described in the Prospectuses for the funds or series.

What contributions are necessary and how often? Contributions by or on behalf of participants are payable to us at a frequency and in an amount selected in the application. There are limits on the total amount of purchase payments in any one year. See The contracts--contributions.

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See Annuity payouts--annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' or series' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The contracts--Death benefit before the annuity commencement date.

May participants transfer account value between subaccounts and between the fixed side of the contract? Yes, subject to certain limits, which may include limits under the terms of the plan. See The contracts--Transfers between subaccounts on or before the annuity commencement date.

May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation

                                 Account Q

period.) See Withdrawals. The contractowner must also approve certain participant withdrawals. Certain charges may apply. See Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do participants get a free look at their certificate? Under a Section 403(b) plan and certain non-qualified plans, you can cancel a certificate within ten days (in some states longer) of the date you receive the certificate. You must give notice to our home office. See Return privilege.

                                   Account Q

Condensed financial information for the VAA

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the period ended December 31, 1998 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The beginning unit valuation date for both the standard and break point contract is June 1, 1998.

                                                            1998     1998
                                                            Standard Breakpoint
-------------------------------------------------------------------------------
Aggressive Growth subaccount
Accumulation unit value
 . Beginning of period                                         1.739     1.739
 . End of period                                               1.567     1.569
Number of accumulation units
 . End of period                                               1,150   554,132
-------------------------------------------------------------------------------
Bond subaccount Accumulation unit value
 . Beginning of period                                         4.776     4.776
 . End of period                                               5.023     5.032
Number of accumulation units
 . End of period                                                 419   282,581
-------------------------------------------------------------------------------
Capital Appreciation subaccount Accumulation unit value
 . Beginning of period                                         2.119     2.119
 . End of period                                               2.573     2.577
Number of accumulation units
 . End of period                                                 944   555,070
-------------------------------------------------------------------------------
Equity-Income subaccount Accumulation unit value
 . Beginning of period                                         2.356     2.356
 . End of period                                               2.399     2.403
Number of accumulation units
 . End of period                                                 849   776,501
-------------------------------------------------------------------------------
Global Asset Allocation subaccount Accumulation unit value
 . Beginning of period                                         2.938     2.938
 . End of period                                               3.056     3.061
Number of accumulation units
 . End of period                                                 681   140,127
-------------------------------------------------------------------------------
Growth and Income subaccount Accumulation unit value
 . Beginning of period                                        10.522    10.522
 . End of period                                              11.496    11.515
Number of accumulation units
 . End of period                                                 190   600,110
-------------------------------------------------------------------------------
International subaccount Accumulation unit value
 . Beginning of period                                         1.799     1.799
 . End of period                                               1.773     1.776
Number of accumulation units
 . End of period                                               1,112   685,392

--------------------------------------------------------------------------------

                                                          1998     1998
                                                          Standard Breakpoint
-----------------------------------------------------------------------------
Managed subaccount Accumulation unit value
 . Beginning of period                                      5.004      5.004
 . End of period                                            5.260      5.269
Number of accumulation units
 . End of period                                              400    220,384
-----------------------------------------------------------------------------
Money Market subaccount Accumulation unit value
 . Beginning of period                                      2.460      2.460
 . End of period                                            2.516      2.521
Number of accumulation units
 . End of period                                              813    846,660
-----------------------------------------------------------------------------
Social Awareness subaccount Accumulation unit value
 . Beginning of period                                      5.471      5.471
 . End of period                                            5.875      5.883
Number of accumulation units
 . End of period                                              366    824,493
-----------------------------------------------------------------------------
Special Opportunities Subaccount Accumulation unit value
 . Beginning of period                                      8.943      8.943
 . End of period                                            8.721      8.733
Number of accumulation units
 . End of period                                              224    108,908
-----------------------------------------------------------------------------
Trend Subaccount
Accumulation unit value
 . Beginning of period                                      1.220      1.220
 . End of period                                            1.368      1.370
Number of accumulation units
 . End of period                                            1,639    627,886
-----------------------------------------------------------------------------
Delaware Growth & Income Subaccount
(formerly Decatur Total Return) Accumulation unit value
 . Beginning of period                                      1.596      1.596
 . End of period                                            1.611      1.613
Number of accumulation units
 . End of period                                            1,253    198,730
-----------------------------------------------------------------------------
Global Bond Subaccount
Accumulation unit value
 . Beginning of period                                      1.125      1.125
 . End of period                                            1.184      1.186
Number of accumulation units
 . End of period                                            1,778     10,017

--------------------------------------------------------------------------------

Note: The Equity 500 Index, Small Cap Index, Capital Asset, VIP II Contrafund, VIP Growth, Aspen Worldwide Growth, AMT Partners, and AMT Mid-Cap Growth subaccounts are effective May 1, 1999, and do not have historical accumulation unit information.

Additional information for the Money Market subaccount:

Seven-day yield: 3.15% Standard, 3.38% Breakpoint; Length of base period-7 days; Date of last day of base period: December 31, 1998.

Investment results

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing results when the amount of

                                   Account Q
income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The VAA advertises the annual performance of the subaccounts for the funds and series on both a standardized and nonstandardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year, and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. You may obtain a free copy by writing Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or calling 1-800-4LINCOLN (454-6265).

Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Variable annuity account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds and series. Contractowners or participants, as applicable, assume the full investment risk for all amounts placed in the VAA.

Fixed side of the contract

Contributions allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. Contributions allocated to the fixed side of the contract are credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

                                   Account Q

Investments of the variable annuity account

Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each fund and series. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds and series will be sold at net asset value (See the Appendix to the Prospectuses for the funds or series for an explanation of net asset value) to the VAA in order to fund the contracts. The funds and series are required to redeem their shares at net asset value upon our request. We reserve the right to add, delete or substitute funds and series.

Investment advisors

Lincoln Investment (owned by LNC) is the advisor for each of the Lincoln funds and is primarily responsible for the investment decisions affecting the funds. The services it provides are explained in the Prospectuses of the funds. Under an advisory agreement with each fund, Lincoln Investment provides portfolio management and investment advice to that fund, subject to the supervision of the fund's Board of Directors.

Additionally, Lincoln Investment currently has six sub-advisory agreements in which the sub-advisor may perform some or substantially all of the investment advisory services required by those respective funds.

No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements.

Following is a chart that shows the fund names and the advisors and sub-advisors for each of the funds or series:

Advisor                                Subadvisor                           Fund/Series
Lincoln Investment Mgmt                Putnam Investment Management, Inc.   LN Aggressive Growth
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Putnam Investment Management, Inc.   LN Global Asset Allocation
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Janus Capital Corp.                  LN Capital Appreciation
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Delaware International Advisers Ltd. LN International
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                N/A                                  LN Money Market
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                N/A                                  LN Bond
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Fidelity Management Trust Co.        LN Equity-Income
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Vantage Investment Advisors          LN Growth and Income
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Vantage Investment Advisors          LN Social Awareness
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Vantage Investment Advisors          LN Special Opportunities
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Vantage Investment Advisors          LN Managed Fund (equity portion)
------------------------------------------------------------------------------------------------------------
Delaware Management Co., Inc.          N/A                                  Delaware Group Premium Fund
                                                                             Trend Series
                                                                             Growth & Income Series
------------------------------------------------------------------------------------------------------------
Delaware International Advisers, Ltd.  N/A                                  Delaware Group Premium Fund
                                                                             Global Bond Series
------------------------------------------------------------------------------------------------------------
Bankers Trust Company                  N/A                                  BT Equity 500 Index
------------------------------------------------------------------------------------------------------------
Bankers Trust Company                  N/A                                  BT Small Cap Index
------------------------------------------------------------------------------------------------------------
BAMCO, Inc.                            N/A                                  Baron Capital Asset
------------------------------------------------------------------------------------------------------------
Fidelity Investments                   N/A                                  VIP II Contrafund
------------------------------------------------------------------------------------------------------------
Fidelity Investments                   N/A                                  VIP Growth
------------------------------------------------------------------------------------------------------------
Janus Capital Corp.                    N/A                                  Aspen Worldwide Growth
------------------------------------------------------------------------------------------------------------
Neuberger Berman Mgmt, Inc.            Neuberger Berman, LLC                AMT Partners
------------------------------------------------------------------------------------------------------------
Neuberger Berman Mgmt, Inc.            Neuberger Berman, LLC                AMT Mid-Cap Growth
------------------------------------------------------------------------------------------------------------

Note: "N/A" denotes no subadvisor for that fund or series.

                                   Account Q

Additional information regarding the investment advisors to each of the funds may be found in the Prospectuses for the funds and series enclosed in this booklet.

Description of the Funds and Series
Certain funds and series offered as part of this contract have similar investment objectives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Funds

Following are brief summaries of the investment objectives and policies of the funds. There is more detailed information in the current Prospectuses for the funds, which are included in this booklet.

Some funds may not be available in all states and your employer may restrict the availability of some funds.

All of the funds with the exception of the Lincoln National Special Opportunities Fund are diversified, open-end management investment companies. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits Lincoln Life to sell its shares back to the fund or series when you make a withdrawal, surrender the contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund. The Special Opportunities Fund is open-end, but is non-diversified. Non-diversified means the fund may own a larger percentage of the securities of particular companies than will a diversified company. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act. Please be advised that there is no assurance that any of the funds or series will achieve its stated objectives.

1. Aggressive Growth Fund -- The investment objective is to maximize capital appreciation. The fund invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.

2. Bond Fund -- The investment objective is maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

 3. Capital Appreciation Fund -- The investment objective is long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk (high-risk) bonds.

 4. Equity-Income Fund -- The investment objective is to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

 5. Global Asset Allocation Fund -- The investment objective is long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

 6. Growth and Income Fund -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies.

 7. International Fund -- The investment objective is long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.

 8. Managed Fund -- The investment objective is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities, as determined by an investment committee.

 9. Money Market Fund -- The investment objective is maximum current income consistent with the preservation of capital. The fund invests in short-term obligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.

10. Social Awareness Fund -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.

11. Special Opportunities Fund -- The investment objective is maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

12. Equity 500 Index Fund -- The investment objective is to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index before the deduction of Fund expenses.

13. Small Cap Index Fund -- The investment objective is to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of

                                   Account Q

  approximately 2,000 small-capitalization common stocks.

14. Capital Asset Fund -- The investment objective is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

15. VIP II Contrafund Fund -- The investment objective is capital appreciation by investing primarily in securities of common companies whose value the advisor believes is not fully recognized by the public.

16. VIP Growth Fund -- The investment objective is to achieve capital appreciation. The Portfolio normally purchases common stock.

17. Aspen Worldwide Growth Fund -- The investment objective is long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic issuers and may at times invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the Fund's investment advisor.

18. AMT Partners Fund -- The investment objective is capital growth through an investment approach that is designed to increase capital with reasonable risk. It invests mainly in common stocks of mid-to large-capitalization companies, using the value-oriented investment approach.

19. AMT Mid-Cap Growth Fund -- The investment objective is growth of capital through an investment approach that is designed to increase capital with reasonable risk. It invests mainly in common stocks of mid-to large-capitalization companies.

Series
Following are brief summaries of the investment objectives and policies of the three series being offered by Delaware Group Premium Fund, Inc. More detailed information may be obtained from the current prospectus for those series, which is included in this booklet. Please be advised that there is no assurance that any of the series will achieve its stated objectives.

1. Delaware Growth & Income (formerly known as Decatur Total Return) -- The investment objective is the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This series has the same objective and investment disciplines as the Delaware Growth & Income Fund, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the series' objective.

2. Trend -- The investment objective is long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This series has the same objective and investment disciplines as Delaware Group Trend Fund, Inc., a separate Delaware Group fund.

3. Global Bond -- The investment objective is current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. This series is a global fund. As such, at least 65% of the series' assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This series has the same objective and investment disciplines as the Global Bond Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.

Shares of the funds and series may be sold to Lincoln Life for investment of the assets of the VAA and of Lincoln National Variable Annuity Account C, for variable annuity contracts, and of Lincoln Life Flexible Premium Variable Life Account K, for variable life insurance contracts. Shares of some, but not all, of the funds may also be sold to Lincoln Life for investment of the assets of Lincoln Life Flexible Premium Variable Life Accounts D and G, also to fund variable life insurance contracts. Shares of funds other than the Lincoln funds may be sold to separate accounts of insurers not affiliated with Lincoln Life for variable annuity or variable life insurance contracts, or to qualified plans. In addition, shares of the Delaware Group Premium Fund, Inc. are sold to separate accounts of life insurance companies other than Lincoln Life. See Other information. Shares of the funds and series are not sold directly to the general public.

The funds may engage in mixed and shared funding. Due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Directors or Trustees will monitor for the existence of any material conflicts, and determine what actions, if any, should be taken. See the Prospectuses for the funds.

                                   Account Q

We will purchase shares of the funds and series at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds and series to pay annuity payouts, death benefits, withdrawal proceeds or for purposes described in the contract. If contractowners or participants desire to transfer all or part of their investment from one subaccount to another, we may redeem shares held in the first and purchase shares for the other subaccount.

Please note: as of the date of this Prospectus, all funds and series are not available in all states. Please contact your investment dealer for current information. Some plans limit the funds and series available to participants.

Investment objectives, policies and restrictions
All of the investment objectives of the funds and series are fundamental which means that no changes may be made without the affirmative vote of a majority of the outstanding voting securities of each respective fund or series. The extent to which the particular investment policies, practices or restrictions for each fund or series are fundamental or nonfundamental depends on the particular fund or series. If they are nonfundamental, they may be changed by the Board of Directors of the funds or series without shareholder approval.

Contractowners and participants are urged to consult the Prospectuses in this booklet and SAIs for each individual fund or series for additional information regarding the fundamental and non-fundamental policies, practices and restrictions of each of the funds and series.

Reinvestment of dividends and capital gain distributions

All dividends and capital gain distributions of the funds and series are automatically reinvested in shares of the distributing funds and series at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substitutions for the funds and series held by the VAA. (We may substitute shares of another series or of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund and series should no longer be available, or if investment in any fund's and series' shares should become inappropriate, in the judgment of our management, for the purposes for the contract.) We cannot substitute shares of one fund for another without approval by the SEC. We will also notify you.

Charges and other deductions

Deductions from contributions
There are no front-end deductions for sales charges made from purchase payments. However, we will deduct premium taxes, when applicable.

Contract fee

We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant. Administrative services include processing applications; issuing contracts and certificates; processing purchase and redemptions of fund shares; maintaining records; administering annuity payouts; providing accounting, valuation, regulatory and reporting services.

Surrender charge

A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. The surrender charge associated with withdrawals is paid to us to compensate us for the loss we experience on contract distribution costs when there are withdrawals before distribution costs have been recovered. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of (i) the account value attributable to an unallocated group contract or (ii) the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal.) Restrictions apply to the extent a withdrawal is requested from the fixed side of the contract. See The Contracts Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge. The surrender charge is defined in the following table:

                         Contract year
                           in which
                  Surrender/Withdrawal occurs
-------------------------------------------------------------------------------------------------------
                1-4           5             6             7             8             9             10+
surrender
 charge         6%            5%            4%            3%            2%            1%            0

                                   Account Q

There will be no surrender charge imposed on any withdrawal after a group contract has been in force for ten years.

Although the applicable surrender charge is calculated based on group contract withdrawals, and group contract years in force, any applicable charges in connection with a participant's withdrawal are generally imposed on the participant. Depending on various factors, the contractowner may elect to reimburse a participant for a surrender charge imposed in connection with a participant's withdrawal.

The surrender charge will not apply in the event of a withdrawal for one of the following reasons: (1) to make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%; (2) to make a payment for a participant hardship situation as allowed by the plan; (3) to make a payment pursuant to a qualified domestic relations order; or (4) to purchase an annuity option as permitted under the contract.

Additional information
Participants in the Texas Optional Retirement Program should refer to Restrictions under the Texas Optional Retirement Program, later in this Prospectus booklet.

The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts. As required by the National Association of Securities Dealers, Inc., in no event will the aggregate surrender charge under a contract exceed 8.5% of total contributions.

Deductions from the VAA for assumption of mortality and expense risks
We deduct from the VAA an amount, computed daily, which is no higher than an effective annual rate of 1.002% or .75% of the daily net asset value, to compensate us for our assumption of certain risks described below. This equates to a daily factor no higher than .000027590 or .000020625, respectively. This maximum level of mortality and expense risk charge is guaranteed not to increase.

Contracts eligible for the lower, or "breakpoint," mortality and expense risk charge are those contracts which, at the time of issue, have account value equal to or in excess of $5 million, or under which annual contributions are anticipated to be equal to or in excess of $500,000, as determined in our sole discretion. Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for the breakpoint mortality and expense risk charge.

Contracts which, after issue and at the end of a calendar quarter, have account value equal to or in excess of $5 million will be eligible for the lower mortality and expense risk charge. The lower mortality and expense risk charge will be implemented on the calendar quarter-end valuation date following the end of the calendar quarter in which the contract became eligible for the lower charge.

Our assumption of mortality risks guarantees that the annuity payouts made will not be affected by annuitants receiving annuity payouts live longer than we assumed when we calculated our guaranteed rates. We assume this mortality risk through guaranteed annuity rates incorporated into the contract which we cannot change. We also assume the risk that the charges for administrative expenses, which we cannot change, will be insufficient to cover actual administrative costs.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Special Arrangements

The surrender charge, annual mortality and expense risk charge, account charge, loan set-up fee, and loan rate of interest may be reduced or eliminated for any particular contract. In addition, the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number or certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the account charge on behalf of the participants under a contract. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may from time to time modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

                                   Account Q
The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges and rates applicable to a particular contract will be stated in that contract.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. These premium taxes will generally depend upon the law of your state of residence. The tax ranges from 0.5% to 4.0%.

Other charges and deductions

There are deductions from and expenses paid out of the assets of the funds and the series that are described later in this booklet and in the funds' Prospectuses and in the Prospectus for the series respectively.

The contracts

Purchase of contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether to accept or reject it. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. See Distribution of the contracts.

Upon a completed application and all other information necessary for processing a purchase order are received, an initial contribution will be priced no later than two business days after we receive the order.

If we receive contribution amounts without allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in the Lincoln National Money Market Fund.

We will transfer account value in the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such form, and allocate all future contributions in accordance with these percentages until such time as we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund the contributions in the pending allocation account, together with earnings thereon (unless applicable ERISA requirements preclude return of earnings), for which no properly completed instructions have been received within 105 days of the date of receipt of the initial contribution.

The account charge will not apply to the pending allocation account. Participants may not allocate contributions to, make transfers to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.

Who can invest
In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

Contributions
Contributions are payable to us at a frequency and in an amount selected in the application. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.

Valuation date
Accumulation and annuity units will be valued once daily as of the close of trading (currently 4:00 p.m., New York time) on each day that the NYSE is open for trading (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions

Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund or series, according to contractowners or participants instructions. Contributions may be allocated to a maximum of ten subaccounts, or to a maximum of nine subaccounts and the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount of each contribution allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the contribution is received at the contribution if received before the end of the valuation date (usually 4:00 p.m. New York time). If the contribution is received at or after that time, we will use the accumulation unit value computed on the next valuation date. The number of

                                   Account Q
accumulation units determined in this way shall not be changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the investments perform, but also upon the related expenses of the VAA and the underlying funds and series.

Valuation of accumulation units
Contributions allocated to the variable account are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of fund or series shares held in the subaccount is calculated by multiplying the number of fund or series shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund or series at the end of the valuation period, and adding any dividend or other distribution of the fund or series if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these such liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result of 2. is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge for the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another. A transfer involves the redemption of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values as of the valuation date immediately following receipt of the transfer request.

Transfers between subaccounts are restricted to once every 30 days. We reserve the right to further limit the number of transfers.

A transfer may be made by writing to the home office or, if a Telephone Exchange Authorization form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require a contractowner or participant, as applicable, to provide certain identifying information before we will act upon their instructions. We may also assign the contractowner or participant, as applicable, a Personal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the contractowner or participant, as applicable, on the next valuation date.

Telephone transfers will be processed on the valuation date that they are received when they are received at our customer service center before the end of the valuation date (usually 4:00 p.m. New York time).

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, a scheduled transfer (or withdrawal) of value in the fixed side may be requested over a five year period, according to the following schedule:

                    Percentage eligible for transfer
 Transaction dates  (or withdrawal)
 ------------------ ---------------------------------------------------
 Initial date       20% of the value in the fixed account on such date
 First anniversary  20% of the value in the fixed account on such date
 Second anniversary 25% of the value in the fixed account on such date
 Third anniversary  33% of the value in the fixed account on such date
 Fourth anniversary 50% of the value in the fixed account on such date
 Fifth anniversary  100% of the value in the fixed account on such date

The initial amount of the transfer or withdrawal will be reduced by the amount of any transfer or withdrawal from the fixed side during the preceding 365 day period.

                                   Account Q

A contractowner or participant thinking about a transfer of account value should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.

Transfers after the annuity commencement date
Contractowners or participants, may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.

Death benefit before the annuity commencement date
If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, a death benefit will be paid to the participant's designated beneficiary equal to the participant's account value less any outstanding loan balance. (No surrender charge or account charge is deducted from the death benefit.) The death benefit will be determined at the end of the valuation period during which both due proof of death and election of a form of benefit have been received by Lincoln Life.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.

All death benefit payments will be subject to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Section 401(a)(9) of the tax code.

The death benefit may be paid in a lump sum or under a settlement option then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.

An additional option is available if a lump sum settlement is requested and the amount of the settlement is $10,000 or more. A SecureLine(C) account can be established in the name of the beneficiary for that amount. SecureLine(C) is an account established in the name of the beneficiary and maintained in Lincoln Life's general account. State Street Bank and Trust Company of Boston, MA administers check writing privileges for the SecureLine(C) account. SecureLine(C) accounts, like all amounts maintained in Lincoln Life's general account, are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the SecureLine(C) account is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other investment agency. Once the account is established, only the beneficiary can authorize checks drawn on the account.

Discontinuance and withdrawals
Discontinuance. A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice.

Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414, or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.

Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is

                                   Account Q

available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lessor of
1.00 or the ratio of:

                              Current Bond Price
                                  -----------

                          Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond: 1) issued with a maturity of 6.5 years; 2) bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and 3) calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received. The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%.

Withdrawals. Withdrawals of account value under the contract for any one of the following reasons ("benefit responsive withdrawals") may be made at any time and in any amount, and are not subject to a surrender charge: (i) to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%;
(ii) to make a payment for a participant hardship situation as permitted by the plan; (iii) to make a payment pursuant to a Qualified Domestic Relations Order (QDRO); or (iv) to purchase an annuity option under the contract.

Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See Charges and other deductions. Such withdrawals are also subject to certain additional conditions, as follows:
 . Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal.) Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the side is requested, then the account charge will also be deducted from account value prior to payment.
 . Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals. In any 365 day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.
  In addition, a systematic withdrawal of the entire account value in the fixed side over a five-year period may be elected as follows:

 Transaction date     Percentage eligible for payment
 -------------------- -------------------------------------------
 Initial payment date 20% of value in fixed side as of such date
 First anniversary    20% of value in fixed side as of such date
 Second anniversary   25% of value in fixed side as of such date
 Third anniversary    33% of value in fixed side as of such date
 Fourth anniversary   50% of value in fixed side as of such date
 Fifth anniversary    100% of value in fixed side as of such date

The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365 day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) election is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while the systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.

General. All withdrawal requests must be submitted to us in writing, and, unless the contract has been issued in connection with a Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974,

                                   Account Q

as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant may submit the withdrawal request.

Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant attains age (a) 59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn). Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.

As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See Charges and other deductions-- surrender charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase.

The tax consequences of withdrawals are discussed later in this booklet. See Federal tax matters.

The contract will terminate when there is no account value remaining. See the contract for more information.


Loans

With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant has taken a loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.

The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.

The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p)

                                   Account Q
of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: as of the date of this Prospectus, not all states have approved the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences: 1) the loan interest rate for new loans is determined monthly (not quarterly); 2) the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and 3) the loan interest rate for existing loans may increase or decrease (not just decrease). See the contract for more information.

Delay of payments

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

Reinvestment privilege
Contractowners and participants may elect to make a reinvestment purchase with any part of the proceeds of a withdrawal, and we will recredit the withdrawal charges previously deducted. This election must be made within 30 days of the date of the withdrawal, and the repurchase must be of a contract covered by this Prospectus. In the case of a qualified contract, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. No one may utilize the reinvestment privilege more than once. For tax reporting purposes, we will treat a withdrawal and a subsequent reinvestment purchase as separate transactions. Consult a tax advisor before requesting a withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions

The maximum commission which could be paid to dealers is 9% on the total contributions received during the first contract year and 5.25% on each contribution in renewal contract years (or an equivalent schedule).

Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants and their designated beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax advisor about the tax consequences of an assignment.

Contractowner and participant questions
The obligations to purchasers under the contracts are those of Lincoln Life. Your questions and concerns should be directed to us at 1-800-4LINCOLN (454-6265).

Annuity payouts

The contract provides that all or part of the account value may be used to purchase an annuity. Optional forms of annuity payouts are available, each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.

Depending on the terms of the plan, the group contractowner or the participant may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the annuitant would receive no payouts if death occurs before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

                                   Account Q

Life Income Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner on behalf of participants in an unallocated contract or the participant in an allocated contract.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or the participant, as applicable.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

General information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract and Section 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The account value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) or series selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each month thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, contractowner and participant should always consult a tax adviser about the application of tax rules to their individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in the contract value until contractowner or participant receives a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

                                   Account Q
 . The right to choose particular investments for a contract must be limited.
 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the contributions for the contract. Examples of contracts where the owner pays current tax on the contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, participant could be required to pay tax currently on the excess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits contractowner's and participant's rights to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, contractowner and/or participant would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without contractowner's or participant's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's contributions and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, contractowner and/or participant would be currently taxable on the excess of the contract value over the contributions of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in the contract value until there is a distribution from the contract.

Taxation of withdrawals and surrenders
Contractowner and/or participant will pay tax on withdrawals to the extent their contract value exceeds contributions in the contract. This income (and all other income from the contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. Contractowner and/or participant will pay tax on a surrender to the extent the amount received exceeds contributions. In certain circumstances contributions are reduced by amounts received from the contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of contributions in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the contributions in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from the contract because of the death of a contractowner or a participant. The tax treatment of these amounts depends on whether participant or the annuitant dies before or after the annuity commencement date.
 . Death prior to the annuity commencement date--
  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

                                   Account Q
 . Death after the annuity commencement date--
  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the contributions not yet distributed from the contract. All annuity payouts in excess of the contributions not previously received are includible in income.
  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of contributions not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from the contract which contractowner and/or participant must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 . participant receives on or after they reach age 59 1/2, . participant receives because they became disabled (as defined in the tax law),
 . a beneficiary receives on or after participant's death, or . participant receives as a series of substantially equal periodic payments for their life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, we must combine some or all of the nonqualified annuity contracts participant owns in order to determine the amount of an annuity payout, a surrender, or a withdrawal that participant must include in income. For example, if contractowner and/or participant purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that participant must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of participant's contract value, as a withdrawal of such amount or portion.

Gifting a contract
If contractowner and participant transfer ownership of the contract to a person other than participant's spouse (or to participant's former spouse incident to divorce), and receive a payment less than the contract's value, participant will pay tax on their contract value to the extent it exceeds contractowner's and participant's contributions not previously received. The new owner's contributions in the contract would then be increased to reflect the amount included in contractowner's and/or participant's income.

Loss of interest deduction
After June 8, 1997 if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax advisor.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:
 . Individual Retirement Accounts and Annuities ("Traditional IRAs")
 . Roth IRAs
 . Simplified Employee Pensions ("SEPs")
 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")
 . Public school system and tax-exempt organization annuity plans ("403(b)
  plans)
 . Qualified corporate employee pension and profit-sharing plans ("401(a)
  plans") and qualified annuity plans ("403(a) plans")
 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")
 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We may issue a contract for use with other types of qualified plans in the future.

                                   Account Q

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 . Federal tax rules limit the amount of contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.
 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for contributions. There are exceptions. For example, participant does not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 . received on or after the participant reaches age 59 1/2, . received on or after the participant's death or because of the participant's disability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the participant's life (or life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, participant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be pay. A qualified advisor should always be consulted before contractowner or participant move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless participant elects to have the amount directly transferred to certain qualified plans or contracts.
Before we send a rollover distribution, we will provide the participant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before

                                   Account Q
the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will be done according to the instructions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be determined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and voting instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Sale of Shares of the Fund.

Distribution of the contracts

We are the distributor and principal underwriter of the contracts. They will be sold by our registered representatives who have been licensed by state insurance departments. The contracts will also be sold by independent broker-dealers who have been licensed by state insurance departments to represent us and who have selling agreements with us. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 2340, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least once every five years.

                                   Account Q

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2.  Retirement; or

3.  Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the 1940 Act or any other applicable law or regulation. We have entered into an agreement with the Delaware Service Company, Inc. Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933, as amended, for the contracts being offered by this Prospectus. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

Other segregated investment accounts of ours registered under the 1940 Act are authorized to invest assets in the funds and series. We are not the sole shareholder of the funds or series. Collectively, the VAA and the variable life accounts may be referred to in this booklet and in the SAI as the variable accounts.

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases where assets from variable life and variable annuity separate accounts are invested in the same fund or funds or series (i.e., where mixed funding occurs), the Boards of Directors of the funds or series involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund or series with another investment, that fund or series may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund and for the series for more information about mixed funding.

In the future, we may purchase shares in the funds and series for one or more unregistered segregated investment accounts.

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contract owners.

Advertisements/sales literature
In marketing the contracts, we and our various sales representatives may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the contracts and the underlying funds and series, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claim-paying ability, the features of particular contracts, and the comparative investment performance of the funds and series with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. There is more information about each of these services under Advertising and sales literature in the SAI. Marketing materials may employ illustrations of compound interest and dollar-cost averaging; discuss automatic withdrawal services; describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds, the series and their investment management.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

                                   Account Q

Preparing for Year 2000


Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such problems as purchase payment collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company, Inc. (Delaware), the provider of the accounting and valuation services for the VAA.

However, both companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the VAA. Delaware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

 . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

 . assessment and high-level planning and strategy

 . remediation of affected systems and equipment; and

 . testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. Both companies are currently on schedule and have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, Investigating the Impact of the Year 2000 Technology Problem, S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that
"Financial services firms....are particularly vulnerable to....the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations."

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.

                                   Account Q

Statement of Additional Information table of contents for Variable Annuity Account Q

Item
----------------------------------------------------
General information and history of Lincoln Life
Special terms
Services
Purchase of securities being offered
Calculation of performance data
Annuity payouts

Item
---------------------------------------------------------
Federal tax matters
Determination of accumulation and annuity unit value
Advertising and sales literature
Financial statements
Performance data

For a free copy of the SAI please see page one of this booklet.